Exhibit 99.1

FOR IMMEDIATE RELEASE	Media Contact: Kellee McGahey, 843-529-5574
Investor Contact: Jim Mabry, 843-529-5593

South State Corporation and Park Sterling Corporation Complete Merger

COLUMBIA, SC (December 1, 2017) — South State Corporation (NASDAQ: SSB) announced today the completion of its merger with Park Sterling Corporation (NASDAQ: PSTB).

Under the terms of the merger agreement, Park Sterling shareholders will receive 0.14 shares of South State common stock in exchange for each Park Sterling share outstanding immediately prior to the merger. Park Sterling Bank, the Park Sterling Corporation bank subsidiary, has merged with South State Bank, a South Carolina banking corporation and the wholly owned banking subsidiary of South State Corporation.

“We are pleased to announce the completion of this merger with Park Sterling and look forward to welcoming their employees and customers to South State,” said Robert R. Hill, Jr., CEO of South State Corporation. “This is a significant step forward in accomplishing our vision to build a quality regional bank in the Southeast.”

With this merger, South State Corporation has assets over $14 billion and a market capitalization of approximately $3 billion.

“We are proud to partner with South State and this combination will fulfill the vision we laid out in 2010,” said James C. Cherry, CEO of Park Sterling Corporation. “Together, we have the scale and resources necessary to deliver value-added services to our customers.”

As a result of the merger, 53 locations will be added to the South State footprint, 5 in Georgia, 23 in South Carolina, 17 in North Carolina and 8 in Virginia. This provides increased accessibility and convenience for customers with 170 locations and over 200 ATMs throughout South State’s banking network. South State anticipates that the system conversion and transition of Park Sterling branch signage will occur in the second quarter of 2018.

In addition, in connection with the merger, Cherry and Jean E. Davis, a former director of Park Sterling, have been appointed to the South State Corporation and Bank Board of Directors. Cherry has served as CEO of Park Sterling Corporation since its inception. Prior to Park Sterling, he served in numerous executive roles for Wachovia Corporation. Cherry is currently a director of Armada Hoffler Properties, Inc. (NYSE:AHH), a Virginia-based REIT.

Davis has been a director of Park Sterling Corporation since 2011. In 2006, she retired from Wachovia Corporation as Head of Operations, Technology and e-Commerce. She currently chairs both the Safe Alliance Board of Directors and the Charlotte Latin School Board of Trustees.

Information about the customer transition is available at SouthStateBank.com/ParkSterling.

South State Corporation (NASDAQ: SSB) is a financial services company headquartered in Columbia, South Carolina, with over $14 billion in assets. South State Bank, the company’s primary subsidiary, provides consumer, commercial, mortgage and wealth management solutions throughout the Carolinas, Georgia and Virginia. South State has served customers since 1934. Additional information is available at SouthStateBank.com.

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CAUTION REGARDING FORWARD-LOOKING STATEMENTS

Statements included in this communication, which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Forward looking statements generally include words such as “expects,” “projects,” “anticipates,” “believes,” “intends,” “estimates,” “strategy,” “plan,” “potential,” “possible” and other similar expressions. South State Corporation (“South State”) cautions readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from anticipated results. Such risks and uncertainties, include, among others, the following possibilities: (1) the outcome of any legal proceedings instituted against South State or Park Sterling Corporation (“Park Sterling”); (2) the possibility that the anticipated benefits of the transaction are not realized when expected or at all, including as a result of the impact of, or problems arising from, the integration of the two companies or as a result of the strength of the economy and competitive factors in the areas where South State and Park Sterling do business; (3) the possibility that the transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; (4) diversion of management’s attention from ongoing business operations and opportunities; (5) potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the transaction; (6) South State’s ability to complete the integration of Park Sterling successfully; (7) credit risks associated with an obligor’s failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed under the terms of any loan-related document; (8) interest risk involving the effect of a change in interest rates on the bank’s earnings, the market value of the bank’s loan and securities portfolios, and the market value of South State’s equity; (9) liquidity risk affecting the bank’s ability to meet its obligations when they come due; (10) risks associated with an anticipated increase in South State’s investment securities portfolio, including risks associated with acquiring and holding investment securities or potentially determining that the amount of investment securities South State desires to acquire are not available on terms acceptable to South State; (11) price risk focusing on changes in market factors that may affect the value of traded instruments in “mark-to-market” portfolios; (12) transaction risk arising from problems with service or product delivery; (13) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (14) regulatory change risk resulting from new laws, rules, regulations, accounting principles, proscribed practices or ethical standards, including, without limitation, increased capital requirements (including, without limitation, the impact of the capital rules adopted to implement Basel III), Consumer Financial Protection Bureau rules and regulations, and potential changes in accounting principles relating to loan loss recognition; (15) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (16) reputation risk that adversely affects earnings or capital arising from negative public opinion; (17) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (18) cybersecurity risk related to the dependence of South State and Park Sterling on internal computer systems and the technology of outside service providers, as well as the potential impacts of third party security breaches, subjects each company to potential business disruptions or financial losses resulting from deliberate attacks or unintentional events; (19) economic downturn risk potentially resulting in deterioration in the credit markets, greater than expected non-interest expenses, excessive loan losses and other negative consequences, with risks could be exacerbated by potential negative economic developments resulting from federal spending cuts and/or one or more federal budget-related impasses or actions; (20) greater than expected noninterest expenses; (21) excessive loan losses; (22) failure to realize synergies and other financial benefits from, and to limit liabilities associated with, mergers and acquisitions within the expected time frame; (23) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with merger and acquisition integration, including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (24) the risks of fluctuations in market prices for South State common stock that may or may not reflect economic condition or performance of South State; (25) the payment of dividends on South State common stock is subject to regulatory supervision as well as the discretion of the board of directors of South State, South State’s performance and other factors; and (26) other risks and uncertainties disclosed in South State’s or Park Sterling’s most recent Annual Report on Form 10-K filed with the U.S. Securities and Exchange Commission (“SEC) or disclosed in documents filed or furnished by South State or Park Sterling with or to the SEC after the filing of such Annual Reports on Form 10-K, and of which could cause actual results to differ materially from future results expressed, implied or otherwise anticipated by such forward-looking statements.

All forward-looking statements speak only as of the date they are made and are based on information available at that time. South State does not undertake any obligation to update or otherwise revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as required by federal securities laws. As forward-looking statements involve significant risks and uncertainties, caution should be exercised against placing undue reliance on such statements.